UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):

November 15, 2001

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)

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             Delaware                                   59-3582217
             --------                             ----------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
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                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)
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ITEM 5. OTHER EVENTS.

      The Board of Directors of Digex has appointed the following persons as directors effective November 15, 2001: Gregory J. Clark, Edith E. Holiday, and Bert C. Roberts, Jr. Mr. Clark and Ms. Holiday, both independent directors of Digex, replaced Alan A. McClure and Wilkie S. Colyer in their existing directorships.

      Certain biographical information for each of the new directors is set forth below:

      GREGORY J. CLARK has served as a director of Nextera Enterprises, Inc., a management consulting firm, and Vice Chairman of Knowledge Universe, the parent company of a diverse group of operating companies, including Nextera, with a common theme of helping individuals and businesses to realize their full potential, since January 2000. From 1998 to 1999, Mr. Clark served as President and Chief Operating Officer of Loral Space & Communications, which manufactures satellites and provides satellite services and communications. From 1994 to 1998, Mr. Clark served as President of News Technology Group, a division of News Corporation, which provides technology strategy and integration for News Corporation.

      EDITH E. HOLIDAY is an attorney. Ms. Holiday served as the Assistant to the President of the United States and Secretary of the Cabinet from 1990 to 1993 and as General Counsel to the United States Department of Treasury from 1989 to 1990. She also presently serves as a director of various public companies, including: Amerada Hess Corporation, a global integrated energy company, since 1993; Hercules Incorporated, a manufacturer of specialty chemical products, since 1993; H.J. Heinz Company, a global marketer of high quality ketchup, sauces, meals, soups, snacks and infant foods, since 1994; Beverly Enterprises, Inc., a long term health care provider, since 1995; RTI International Metals Inc., a manufacturer of titanium and specialty mill products, since 1999; Canadian National Railway Company, an operator of North American rail networks, since 2001; and most recently, Triton Energy Ltd., after its acquisition by Amerada Hess in August 2001. Ms. Holiday is also currently a director or trustee of various investment companies in the Franklin Templeton group of mutual funds.

      BERT C. ROBERTS, JR. has been the Chairman of the Board and a director of WorldCom since the MCI merger in September 1998. From 1992 until the MCI merger, Mr. Roberts served as Chairman of the Board of MCI Communications Corporation, a telecommunications company. He served as Chief Executive Officer of MCI from December 1991 to November 1996. Mr. Roberts is a director of News Corporation Limited, a global media company; Valence Technology, Inc., a provider of lithium-ion polymer rechargeable batteries; and CAPCure, a private source of prostate cancer research funding. Mr. Roberts is a member of the Board of Trustees of Johns Hopkins University.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 19, 2001

                                        DIGEX, INCORPORATED
                                           (Registrant)


                                        /s/ T. SCOTT ZIMMERMAN
                                        ----------------------------------------
                                         T. Scott Zimmerman
                                   Vice President and Controller